Exhibit 10.1(b)


  Schedule of Secured Convertible Note (new financings after October 31, 2005)
        Issued by NCT Group, Inc. to Carole Salkind on December 7, 2005


      Issue Date        Due Date         Principal         Conversion Price
      ----------        --------         ---------         ----------------
       12/07/05         06/07/06         $300,000       Greater of: (i) $0.0045;
                                                        or (ii) the par value
                                                        of NCT Group, Inc.
                                                        common stock on the date
                                                        of conversion